SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): January 29, 2003

                                  DBOC, LLC
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            (Exact name of registrant as specified in its charter)

         Delaware                   333-58223                   41-1905675
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

    2 North Charles Street, Suite 400, Baltimore, Maryland        21201
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(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)        (410) 454-6830
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                        Diamond Brands Operating Corp.
                             1800 Cloquet Avenue
                           Cloquet, Minnesota 55720
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        (Former name or former address, if changed since last report)

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Item 3.           Bankruptcy or Receivership

Confirmation and Effective Date of Plan of Reorganization

         As previously reported, DBOC, LLC (formerly known as Diamond Brands Operating Corp.) (the "Company"), DIBRA, Inc. (formerly known as Diamond Brands Incorporated) ("DBI"), the holding company for the Company, and certain of their direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions seeking protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on May 22, 2001 (the "Court"), Case No. 01-1825 (Jointly Administered).

         On December 13, 2002, the Court entered an order approving the Disclosure Statement with respect to Joint Plan of Reorganization of Diamond Brands Operating Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, dated December 13, 2002 (the "Disclosure Statement"). A copy of the Disclosure Statement, excluding appendices and exhibits, is attached as Exhibit 99.1 hereto and is hereby incorporated by reference. A copy of the Joint Plan of Reorganization of Diamond Brands Operating Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, dated December 13, 2002 (the "Original Plan"), excluding appendices and exhibits, which Original Plan was attached as Appendix A to the Disclosure Statement, is attached as Exhibit 99.2 hereto and is hereby incorporated by reference. A copy of the Asset Purchase Agreement, dated November 27, 2002 (the "Asset Purchase Agreement"), among the Debtors and Jarden Corporation ("Jarden"), excluding schedules and exhibits, which Asset Purchase Agreement was attached as Exhibit 1 to the Original Plan, is attached as Exhibit 99.3 hereto and is hereby incorporated by reference.

         On January 29, 2003, the Court entered an order approving certain modifications to the Original Plan (as so modified, the "Plan") and confirming the Plan (the "Confirmation Order"). A copy of the Confirmation Order, excluding appendices and exhibits, is attached as Exhibit 99.4 hereto and is hereby incorporated by reference. A copy of the modifications approved by the Confirmation Order, which were attached as Exhibit B to the Confirmation Order, is attached as Exhibit 99.5 hereto and is hereby incorporated by reference. In accordance with the Plan, the Debtors solicited votes on the Plan between December 19, 2002 and January 22, 2003. All voting classes voted overwhelmingly to accept the Plan. The only objection to confirmation of the Plan, filed by the United States of America, was withdrawn pursuant to a stipulation approved by the Court. On February 7, 2003, the Debtors consummated the sale of substantially all of their assets to Jarden Corporation in accordance with, and pursuant to, the Asset Purchase Agreement and the Plan. The Effective Date of the Plan was February 7, 2003.

Summary of the Plan

         The following is a summary of the material features of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, the Disclosure Statement and the Confirmation Order. Capitalized terms used and not defined herein have the meanings given them in the Plan.

         The Plan provides for a sale of substantially all of the Debtors' assets to Jarden, for cash and, potentially, a distribution of freely tradeable Jarden common stock (the "Sale"). The Plan provides for the distribution of the proceeds of the Sale to creditors and the subsequent winding up of the Debtors' corporate affairs. The Plan provides for the substantive consolidation of the DBOC Debtors, but does not provide for the substantive consolidation of DBI and the DBOC Debtors for any reason. Instead, the Plan is comprised of separate plans for DBI and the DBOC Debtors, respectively. Accordingly, the Plan contains separate classes for the prepetition creditors and interest holders of DBI and the DBOC Debtors, respectively. Under the Plan, certain Claims against the Debtors, including DIP Facility Claims, Administrative Claims and Priority Tax Claims, are unclassified and will be paid in full to the extent they become Allowed Claims. All other Claims and Interests against DBI are classified in Classes H-1 through H-4. All other Claims and Interests against the DBOC Debtors are classified in Classes O-1 through O-4. The following table provides a summary of the classification and treatment of such Claims and Interests against DBI and the DBOC Debtors.

                  Classification of DBI Claims and Interests
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         Class                                    Treatment under Plan
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Class H-1: Secured                 On, or as soon as reasonably practicable
Claims against DBI                 after, the latest of (i) the Distribution
                                   Date, (ii) the date such Claim becomes an
                                   Allowed Class H-1 Claim, or (iii) the date
                                   such Class H-1 Claim becomes payable
                                   pursuant to any agreement between DBI and
                                   the holder of such Class H-1 Claim, each
                                   holder of an Allowed Class H-1 Claim shall
                                   receive, in full satisfaction, settlement,
                                   release, and discharge of and in exchange
                                   for such Allowed Class H-1 Claim (x) Cash
                                   equal to the unpaid portion of such Allowed
                                   Class H-1 Claim or (y) such other treatment
                                   as to which DBI and such holder shall have
                                   agreed upon in writing.
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Class H-2: Other Priority          On, or as soon as reasonably practicable
Claims against DBI                 after, the latest of (i) the Distribution
                                   Date, (ii) the date such Claim becomes an
                                   Allowed Class H-2 Claim, or (iii) the date
                                   such Class H-2 Claim becomes payable
                                   pursuant to any agreement between DBI and
                                   the holder of such Class H-2 Claim, each
                                   holder of an Allowed Class H-2 Claim shall
                                   receive, in full satisfaction, settlement,
                                   release, and discharge of and in exchange
                                   for such Allowed Class H-2 Claim (x) Cash
                                   equal to the unpaid portion of such Allowed
                                   Class H-2 Claim or (y) such other treatment
                                   as to which DBI and such holder shall have
                                   agreed upon in writing.
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Class H-3: General                 On or as soon as reasonably practicable
Unsecured Claims                   after the Distribution Date, each holder of
Agaist DBI                         an Allowed Class H-3 Claim shall receive,
                                   in full satisfaction, settlement, release
                                   and discharge of and in exchange for such
                                   Allowed Class H-3 Claim, its Pro Rata share
                                   of 100% of the DBI Recovery Pool received
                                   by the DBI Estate pursuant to Section 2.4
                                   of the Plan.
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Class H-4: DBI Interests           Under the Plan, the holders of such Claims
and Subordinated Claims            or Interests shall not receive or retain
against DBI                        any property on account of such Claim or
                                   Interests. On the Effective Date, all of
                                   the DBI Interests shall be deemed cancelled
                                   and extinguished.
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             Classification of DBOC Debtors' Claims and Interests
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Class O-1: Secured                 On, or as soon as reasonably practicable
Claims against the                 after, the latest of (i) the Distribution
DBOC Debtors                       Date, (ii) the date such Claim becomes an
                                   Allowed Class O-1 Claim, or (iii) the date
                                   such Class O-1 Claim becomes payable
                                   pursuant to any agreement between a DBOC
                                   Debtor and the holder of such Class O-1
                                   Claim, each holder of an Allowed Class O-1
                                   Claim shall receive, in full satisfaction,
                                   settlement, release, and discharge of and
                                   in exchange for such Allowed Class O-1
                                   Claim (x) Cash equal to the unpaid portion
                                   of such Allowed Class O-1 Claim or (y) such
                                   other treatment as to which a DBOC Debtor
                                   and such holder shall have agreed upon in
                                   writing.
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Class O-2: Other Priority          On, or as soon as reasonably practicable
Claims against the                 after, the latest of (i) the Distribution
DBOC Debtors                       Date, (ii) the date such Claim becomes an
                                   Allowed Class O-2 Claim, or (iii) the date
                                   such Class O-2 Claim becomes payable
                                   pursuant to any agreement between a DBOC
                                   Debtor and the holder of such Class O-2
                                   Claim, each holder of an Allowed Class O-2
                                   Claim shall receive, in full satisfaction,
                                   settlement, release, and discharge of and
                                   in exchange for such Allowed Class O-2
                                   Claim (x) Cash equal to the unpaid portion
                                   of such Allowed Class O-2 Claim or (y) such
                                   other treatment as to which a DBOC Debtor
                                   and such holder shall have agreed upon in
                                   writing.
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Class O-3: General                 On or as soon as reasonably practicable
Unsecured Claims                   after the Distribution Date, each holder of
against the                        an Allowed Class O-3 Claim shall receive,
DBOC Debtors                       in full satisfaction, settlement, release
                                   and discharge of and in exchange for such
                                   Allowed Class O-3 Claim, its Pro Rata share
                                   of 100% of the DBOC Unsecured Creditor
                                   Distribution Pool.
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Class O-4: DBOC                    Under the Plan, the holders of such Claims
Interests                          or Interests shall receive the DBI Recovery
                                   Pool, which shall be distributed to the DBI
                                   Estate on account of such Interests. After
                                   such distribution to the DBI estate, all of
                                   the DBOC Interests shall be deemed
                                   cancelled or extinguished.
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         All equity interests in the Company, including the interests of the holders of the Company's common interests (the "Common Interests"), are included in Class O-4. Under the Plan, after the distribution of the DBI Recovery Pool to the DBI Estate, all of the DBOC Interests, including the Common Interests, shall be deemed cancelled or extinguished. As of the date hereof, DBI owned all of the issued and outstanding Common Interests, which consisted of one (1) Common Interest. No other equity interests of the Company are issued and outstanding as of the date hereof.

         On the Effective Date of the Plan, the Old Securities, the Old Indentures, and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor, including the 10 1/8% Senior Subordinated Notes due 2008 issued by the Company, were automatically canceled and discharged; provided, however, that the Old Indentures and Old Notes shall continue in effect solely for the purposes of (i) allowing the holders of Claims in Classes H-3 and O-3 to receive their distributions under the Plan, (ii) allowing the Indenture Trustees to make the distributions to be made on account of the Old Note Claims and (iii) permitting the Indenture Trustees to assert the Charging Lien against such distributions for payment of the Indenture Trustee Fees.

Financial Information

         On December 18, 2002, the Debtors filed a Monthly Operating Report with the Court for the period November 1, 2002 through November 30, 2002, the last period for which such financial information is available. The balance sheets of the Debtors included within such Monthly Operating Report, which include information regarding the assets and liabilities of the Debtors as of November 30, 2002, the date as close as practicable to the date of the Confirmation order, are attached as Exhibit 99.6 hereto and are hereby incorporated by reference.


Item 7.      Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.         Description
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         99.1                Disclosure Statement with respect to Joint Plan
                             of Reorganization of Diamond Brands Operating
                             Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, dated December
                             13, 2002.

         99.2 Joint Plan of Reorganization of Diamond Brands Operating Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, dated December 13, 2002.

         99.3 Asset Purchase Agreement, dated November 27, 2002 (the "Asset Purchase Agreement"), among the Debtors and Jarden Corporation.

         99.4 Findings of Fact, Conclusions of Law and Order Confirming Joint Plan of Reorganization of Diamond Brands Operating Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, dated January 29, 2002.

         99.5 Technical Modifications to Joint Plan of Reorganization, dated January 29, 2002.

         99.6 Balance Sheets included within November Monthly Operating Report, filed with the Court on December 18, 2002.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIBRA, INC.

                                    By:   /s/ Charles R. Goldstein
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                                          Name:   Charles R. Goldstein
                                          Title:  President

Dated:    February 13, 2003